UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2005

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13531 (Commission File Number)	75-2721454 (I.R.S. Employer Identification Number)
2001 Ross Avenue Suite 3400 Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Pursuant to the Trammell Crow Company Long-Term Incentive Plan, Trammell Crow Company (the “Company”) from time to time grants to its directors and officers, and to certain of its other employees, restricted stock, stock options and performance units.

Forms of agreements that the Company uses for grants of restricted stock, stock options and performance units to these individuals are attached as Exhibits to this Form 8-K.

Item 9.01 — Financial Statements and Exhibits

Exhibit Number	Exhibit Title

10.1	Form of Restricted Stock Award Agreement
10.2	Form of Nonstatutory Stock Option Agreement
10.3	Form of Performance Unit Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

By:	/s/ J. Christopher Kirk
Date: January 31, 2005	J. Christopher Kirk
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Form of Restricted Stock Award Agreement
10.2	Form of Nonstatutory Stock Option Agreement
10.3	Form of Performance Unit Award Agreement